UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Koss Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KOSS CORPORATION

4129 North Port Washington Avenue

Milwaukee, Wisconsin  53212

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on

OCTOBER 11, 2006

We hereby notify you that we will hold the annual meeting of stockholders of Koss Corporation at the Milwaukee River Hilton Hotel at 4700 North Port Washington Avenue, Milwaukee, Wisconsin, on Wednesday, October 11, 2006, at 9:00 a.m.  At the annual meeting, we will consider and act on the following proposals:

1.                                       The election of six (6) directors;

2.                                       The ratification of the appointment of Grant Thornton LLP, as the independent accountants of the Company for the fiscal year ending June 30, 2007; and

3.                                       Such other business as may properly be brought before the annual meeting.

Only stockholders of record at the close of business on September 8, 2006, will be entitled to notice of and to vote at the annual meeting.  Information regarding the matters to be considered and voted upon at the annual meeting is set forth in the Proxy Statement accompanying this notice.

You are cordially invited to attend our annual meeting in person, if possible.  In order to assist us in preparing for our annual meeting, we urge you to promptly sign and date the enclosed proxy and return it in the enclosed envelope, which requires no postage.  If you attend our annual meeting, you may vote your shares in person even if you previously submitted a proxy.

By Order of the Board of Directors

/s/ Sujata Sachdeva

Sujata Sachdeva, Secretary

Milwaukee, Wisconsin
September 12, 2006

KOSS CORPORATION

PROXY STATEMENT

2006 ANNUAL MEETING OF STOCKHOLDERS

OCTOBER 11, 2006

INTRODUCTION

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF KOSS CORPORATION (the “Company”) for use at the Company’s 2006 Annual Meeting of Stockholders (the “Meeting”) and any adjournment thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders.

Date, Time, and Location. The Meeting will be held at the Milwaukee River Hilton Hotel, 4700 North Port Washington Avenue, Milwaukee, Wisconsin 53212, on Wednesday, October 11, 2006, at 9:00 a.m. local time.

Purposes of the Meeting. The Company is soliciting the stockholders’ proxies. At the Meeting, stockholders will consider and vote upon the following: (i) the election of six (6) directors for one-year terms; (ii) a proposal to ratify the appointment of Grant Thornton LLP (“Grant Thornton”), as the independent accountants for the fiscal year ending June 30, 2007; and (iii) such other business as may properly be brought before the Meeting.

Proxy Solicitation. The cost of soliciting proxies will be borne by the Company. Proxies will be solicited primarily by mail and may be made by directors, officers, and employees personally or by telephone. The Company will reimburse brokerage firms, custodians, and nominees for their out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners. Proxy Statements and proxies will be mailed to stockholders on approximately September 12, 2006.

Quorum and Voting Information. Only stockholders of record of the Company’s $.005 par value common stock (the “Common Stock”) at the close of business on September 8, 2006 (the “Record Date”) are entitled to vote at the Meeting. As of the Record Date, there were issued and outstanding 3,706,842 shares of Common Stock, each of which is entitled to one vote per share. A quorum of stockholders is necessary to take action at the Meeting. A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting. The inspector of elections will determine whether or not a quorum is present at the Meeting. The inspector of elections will treat abstentions as shares of Common Stock that are present and entitled to vote for purposes of determining the presence of a quorum. If a broker indicates on the proxy that it does not have discretionary authority to vote certain shares of Common Stock on a particular matter (a “broker non-vote”), those shares will not be considered as present and entitled to vote with respect to that matter (although those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

The six nominees receiving the greatest number of votes cast in person or by proxy at the Meeting will be elected directors of the Company. The vote required to ratify the appointment of Grant Thornton as independent accountants for the year ending June 30, 2007, and to approve any other matter to be presented to the Meeting, is the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting. Abstentions and broker non-votes will have no effect on the election of directors and will have the same effect as votes “against” ratification of Grant Thornton as the Company’s accountants for the year ending June 30, 2007.

Proxies and Revocation of Proxies. A proxy in the accompanying form that is properly executed, duly returned to the Company, and not revoked, will be voted in accordance with instructions contained therein. In the event that any matter not described in this Proxy Statement properly comes before the Meeting, the accompanying form of proxy authorizes the persons appointed as proxies thereby (the “Proxyholders”) to vote on such matter in their sole discretion. At the present time, the Company knows of no other matters that are to come before the Meeting. See “ITEM 3. TRANSACTION OF OTHER BUSINESS.” If no instructions are given with respect to any particular matter to be acted upon, a proxy will be voted “FOR” the election of all nominees for director named in this Proxy Statement, and “FOR” the ratification of Grant Thornton as the Company’s independent accountants for the year ending June 30, 2007. If matters other than those mentioned in this Proxy Statement properly come before the Meeting, a proxy will be voted in accordance with the best judgment of a majority of the Proxyholders named therein.

Each such proxy granted may be revoked at any time before it is voted by filing with the Secretary of the Company a written notice of revocation, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

Annual Report. The Company’s Annual Report to Stockholders, which includes the Company’s audited financial statements for the year ended June 30, 2006, although not a part of this Proxy Statement, is delivered herewith.

ITEM 1. ELECTION OF DIRECTORS

The By-Laws of the Company provide that the number of directors on the Board of Directors of the Company (the “Board”) will be no fewer than five and no greater than twelve. We regret to report that one of the directors of the Company, Martin Stein, passed away, during the last fiscal year. Therefore, for part of the fiscal year 2006, the size of the Board was five members. The independent directors determined that returning the size of the Board to six members would be advantageous for the Company and its stockholders. Each director elected will serve until the next Annual Meeting of Stockholders and until the director’s successor is duly elected, or until his prior death, resignation, or removal. The Nominating Committee recommended to the Board that Theodore H. Nixon be nominated to serve as director of the Company and that his name be added to this 2006 Proxy Statement and attached proxy card.

Information as to Nominees

The following identifies the nominees for the six director positions and provides information as to their business experience for the past five years. Each nominee, with the exception of Theodore Nixon, is presently a director of the Company:

John C. Koss, 76, has served continuously as Chairman of the Board of the Company or its predecessors since 1958. Previously, he served as Chief Executive Officer from 1958 until 1991. He is the father of Michael J. Koss (the Company’s Vice Chairman, President, Chief Executive Officer, Chief Financial Officer, and Chief Operating Officer, and a nominee for director of the Company), and the father of John Koss, Jr. (the Company’s Vice President - Sales).

Thomas L. Doerr, 62, has been a director of the Company since 1987. In 1972, Mr. Doerr co-founded Leeson Electric Corporation and served as its President and Chief Executive Officer until 1982. The company manufactures industrial electric motors. In 1983, Mr. Doerr incorporated Doerr Corporation as a holding company for the purpose of acquiring established companies involved in distributing products to industrial and commercial markets. Currently, Mr. Doerr serves as President of Doerr Corporation.

Michael J. Koss, 52, has held various positions at the Company since 1976, and has been a director of the Company since 1985. He was elected President, Chief Operating Officer, and Chief Financial Officer of the Company in 1987, Chief Executive Officer in 1991, and Vice-Chairman in 1998. He is the son of John C. Koss (the Company’s Chairman of the Board) and the brother of John Koss, Jr. (the Company’s Vice President – Sales). Michael J. Koss is also a director of STRATTEC Security Corporation.

Lawrence S. Mattson, 74, has been a director of the Company since 1978. Mr. Mattson is the retired President of Oster Company, a division of Sunbeam Corporation, which manufactures and sells portable household appliances.

Theodore H. Nixon, 54, is presently not a director of the Company. Since 1992, Mr. Nixon has been the Chief Executive Officer of D.D. Williamson, which is a manufacturer of caramel coloring used in the food and beverage industries. Mr. Nixon joined D.D. Williamson in 1974 and was promoted to President and Chief Operating Officer in 1982. Mr. Nixon is also a director of the non-profit Center for Quality of Management.

John J. Stollenwerk, 66, has been a director of the Company since 1986. Mr. Stollenwerk is the President and Chief Executive Officer of the Allen-Edmonds Shoe Corporation, an international manufacturer and retailer of high quality footwear. He is also a director of Allen-Edmonds Shoe Corporation, Badger Meter, Inc., U.S. Bancorp, and Northwestern Mutual Life Insurance Company.

The Company expects that the “Koss Family” (John C. Koss, Michael J. Koss, and John Koss, Jr.), who own or beneficially own 75.25% of the outstanding Common Stock, will vote “for” the election of all nominees named above to the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES
NAMED ABOVE TO THE BOARD OF DIRECTORS.

Board Committees

The Board has appointed the following standing committees for auditing and accounting matters, executive compensation and board nominations. Each member of these committees is “independent” as defined in Nasdaq Marketplace Rule 4200.

Audit Committee. The Audit Committee, which is composed of Mr. Doerr, Mr. Mattson, and Mr. Stollenwerk, reviews and evaluates the effectiveness of the Company’s financial and accounting functions, including reviewing the scope and results of the audit work performed by the independent accountants and by the Company’s internal accounting staff. The Audit Committee met twice during the fiscal year ended June 30, 2006. The independent accountants were present at both of these meetings to discuss their audit scope and the results of their audit. For more information about the Audit Committee meetings, see the “Audit Committee Report.” The Audit Committee is governed by a written charter approved and adopted by the Board, which is attached hereto as Appendix A.

Audit Committee Financial Expert. The Board has determined that Mr. Mattson is an “Audit Committee Financial Expert” as that term is defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”).

Compensation Committee. The Compensation Committee, which is composed of Mr. Doerr, Mr. Mattson, and Mr. Stollenwerk, has responsibility for reviewing and recommending adjustments for all employees whose annual salaries exceed $75,000 or who report directly to the Company’s Chief Executive Officer. The Compensation Committee met once during the fiscal year ended June 30, 2006. For more information about the Compensation Committee meetings, see the “Compensation Committee Report on Executive Compensation.” The Company’s 1990 Flexible Incentive Plan (the “Plan”) is administered by the Compensation Committee. Subject to the express provisions of the Plan, the Committee has complete authority to (i) determine when and to whom benefits are granted; (ii) determine the terms and provisions of benefits granted; (iii) interpret the Plan; (iv) prescribe, amend and rescind rules and regulations relating to the Plan; (v) accelerate, purchase, adjust or remove restrictions from benefits; and (vi) take any other action which it considers necessary or appropriate for the administration of the Plan.

Nominating Committee and Director Nomination Process. The Nominating Committee, which is composed of Mr. Doerr, Mr. Mattson, and Mr. Stollenwerk, has responsibility for overseeing the director nomination process and for identifying and evaluating potential candidates and recommending candidates to the Board for nomination. Candidates will be evaluated by the Nominating Committee on the basis of outstanding achievement in their professional careers, broad experience, wisdom, personal and professional integrity, and their experience with and understanding of the business environment. With respect to minimum qualifications of candidates, the Nominating Committee will consider candidates who have the experiences, skills, and characteristics necessary to gain a basic understanding of the principal operational and financial objectives and plans of the Company, the results of operations and financial condition of the Company, and the relative standing of the Company and its business segments in relation to its competitors. The Nominating Committee will consider qualified director candidates recommended by stockholders if such recommendations for director are submitted in writing to the Secretary, c/o Koss Corporation, 4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212, and include the following information: (i) name and address of the stockholder making the recommendation; (ii) name and address of the candidate; and (iii) pertinent biographical information about the candidate. Any recommendations must be submitted by the deadline by which a stockholder must give notice of a matter that he or she wishes to bring before the Company’s Annual Meeting as described in the Stockholder Proposals for the 2007 Annual Meeting section of this Proxy Statement. The Nominating Committee does not currently have a charter. The Nominating Committee held one meeting during the fiscal year ended June 30, 2006. The Nominating Committee identified and evaluated potential candidates for nomination and recommended to the Board that Theodore H. Nixon be nominated to serve as director of the Company and that his name be added to this Proxy Statement and attached proxy card. Theodore H. Nixon was recommended to the Nominating Committee by the Chief Executive Officer of the Company, Michael J. Koss.

Attendance at Board and Committee Meetings

During the fiscal year ended June 30, 2006, the Board held four meetings. Every incumbent director attended 75% or more of the total of (i) all meetings of the Board, plus (ii) all meetings of the committees on which they served during their respective terms of office.

Attendance at Annual Meetings

All of the members of the Board, Mr. John C. Koss, Mr. Michael J. Koss, Mr. Doerr, Mr. Mattson, Mr. Stollenwerk and Mr. Stein, attended last year’s annual meeting held on October 12, 2005. The Company has no formal written policy regarding attendance at Annual Meetings of the Company, but strongly encourages all directors to make attendance at all annual meetings a priority.

Independence of the Board

Each of Mr. Doerr, Mr. Mattson, and Mr. Stollenwerk, is “independent” as such term is defined in Nasdaq Marketplace Rule 4200. These independent directors constitute a majority of the Board, as required under Nasdaq Marketplace Rule 4350(c).

Communications with the Board

Stockholders may communicate with the Board, individually or as a group, by sending written communications to: Koss Corporation, 4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212. Stockholders may also communicate with members of the Board by telephone (414) 964-5000 or facsimile (414) 964-8615. If any correspondence is addressed to the Board or to a member of the Board, that correspondence is forwarded directly to the Board or member of the Board.

Code of Ethics

The Board approved and adopted a Code of Ethics for the Company’s directors, officers, and employees, which is attached as Exhibit 14 to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2004.

Executive Officers

Information is provided below with respect to the executive officers of the Company. Each executive officer is elected annually by the Board of Directors and serves for one year or until his or her successor is appointed.

Name	Age	Positions Held	Current Position Held Since
Michael J. Koss	52	President, Chief Operating Officer, Chief Financial Officer, Chief Executive Officer	1987 (Chief Executive Officer since 1991)

John Koss, Jr.	49	Vice President – Sales	1988

Sujata Sachdeva	42	Vice President – Finance, Secretary	1992

Lenore E. Lillie	45	Vice President – Operations	1998

Beneficial Ownership of Company Securities

Security Ownership by Nominees and Management. The following table sets forth, as of August 1, 2006, the number of shares of Common Stock “beneficially owned” (as defined under applicable regulations of the SEC), and the percentage of such shares to the total number of shares outstanding, for all nominees, for each executive officer named in the Summary Compensation Table (see “Executive Compensation and Related Matters – Summary Compensation Table”), for all directors and executive officers as a group, and for each person and each group of persons who, to the knowledge of the Company as of June 30, 2006, were the beneficial owners of more than 5% of the outstanding shares of Common Stock.

Name and Business Address (1)	Number of Shares Beneficially Owned (2)	Percent of Outstanding Common Stock (3)
John C. Koss (4)	1,414,910	38.09%
Michael J. Koss (5)	1,036,407	27.90%
John Koss, Jr. (6)	343,799	9.26%
Thomas L. Doerr..	0	*
Lawrence S. Mattson	0	*
Theodore H. Nixon	0	*
John J. Stollenwerk	11,485	*
Sujata Sachdeva (7)	8,440	*
Lenore E. Lillie (8)	51,464	1.38%

All directors and executive officers as a group (8 persons) (9)	2,866,505	77.18%
Koss Family Voting Trust, John C. Koss, Trustee (10)	1,213,000	32.66%
Koss Employee Stock Ownership Trust (“KESOT”) (11)	358,897	9.66%
Royce and Associates, LLC (12)	214,199	5.77%

(*) denotes beneficial ownership of less than 1%.

(1)	Unless otherwise noted, the business address of all persons named in the above table is c/o Koss Corporation, 4129 North Port Washington Avenue, Milwaukee, WI 53212.

(2)

Unless otherwise noted, amounts indicated reflect shares as to which the beneficial owner possesses sole voting and dispositive powers. Also included are shares subject to stock options if such options are exercisable within 60 days of August 1, 2006.

(3)

All percentages shown in the above table are based on 3,714,249 shares outstanding and entitled to vote on August 1, 2006, plus (for Michael J. Koss, John C. Koss, Jr., Ms. Sachdeva, Ms. Lillie, and Ms. McCurdy, and for all directors and executive officers as a group) the number of options exercisable within 60 days of August 1, 2006. The percentage calculation assumes, for each individual owning options and for directors and executive officers as a group, the exercise of that number of stock options that are exercisable within 60 days of August 1, 2006.

(4)

Includes the following shares which are deemed to be “beneficially owned” by John C. Koss: (i) 76,587 shares owned directly or by his spouse; (ii) 1,213,000 shares as a result of his position as trustee of the Koss Family Voting Trust; (iii) 124,300 shares as a result of his position as co-trustee of the John C. and Nancy Koss Revocable Trust; and (iv) 1,023 shares by reason of the allocation of those shares to his account under the Koss Employee Stock Ownership Trust (“KESOT”) and his ability to vote such shares pursuant to the terms of the KESOT – see “Executive Compensation and Related Matters – Other Compensation Arrangements – Employee Stock Ownership Plan and Trust.”

(5)

Includes the following shares which are deemed to be “beneficially owned” by Michael J. Koss: (i) 526,264 shares owned directly or by reason of family relationships; (ii) 64,788 shares by reason of the allocation of those shares to his account under the KESOT and his ability to vote such shares; (iii)

111,034 shares as a result of his position as an officer of the Koss Foundation; (iv) 105,000 shares with respect to which he holds options which are exercisable within 60 days of August 1, 2006; and (v) 358,897 shares which are held by the KESOT (see Note (9), below). The 64,788 shares allocated to Michael J. Koss’ KESOT account, over which he holds voting power, are included within the aforementioned 358,897 shares but are counted only once in his individual total.

(6)

Includes the following shares which are deemed to be “beneficially owned” by John Koss, Jr.:
(i) 198,147 shares owned directly or by reason of family relationships; (ii) 98,750 shares with respect to which he holds options which are exercisable within 60 days of August 1, 2006; and (iii) 46,902 shares by reason of the allocation of those shares to his account under the KESOT and his ability to vote such shares.

(7)

Includes the following shares which are deemed to be “beneficially owned” by Sujata Sachdeva: (i) 1,000 shares with respect to which she holds options which are exercisable within 60 days of August 1, 2006; and (ii) 7,440 shares by reason of the allocation of those shares to her account under the KESOT and her ability to vote such shares.

(8)

Includes the following shares which are deemed to be “beneficially owned” by Lenore E. Lillie: (i) 10,044 shares owned directly; (ii) 26,500 shares with respect to which she holds options which are exercisable within 60 days of August 1, 2006; and (iii) 14,920 shares by reason of the allocation of those shares to her account under the KESOT and her ability to vote such shares.

(9)

This group includes 8 people, all of whom are listed on the accompanying table. To avoid double-counting: (i) the 358,897 total shares held by the KESOT and deemed to be beneficially owned by Michael J. Koss as a result of his position as a KESOT Trustee (see Note (5), above) include shares allocated to the KESOT accounts of John C. Koss, Michael J. Koss, John Koss, Jr., Ms. Sachdeva, and Ms. Lillie, in the above table but are included only once in the total; and (ii) the 1,213,000 shares deemed to be beneficially owned by John C. Koss as a result of his position as trustee of the Koss Family Voting Trust (see Note (4), above) are included in his individual total share ownership and are included only once in the total.

(10)

The Koss Family Voting Trust was established by John C. Koss. The sole trustee is John C. Koss. The term of the Koss Family Voting Trust is indefinite. Under the Trust Agreement, John C. Koss, as trustee, holds full voting and dispositive power over the shares held by the Koss Family Voting Trust. All of the 1,213,000 shares held by the Koss Family Voting Trust are included in the number of shares shown as beneficially owned by John C. Koss (see Note (4), above).

(11)

The KESOT holds 358,897 shares. Authority to vote these shares is vested in KESOT participants to the extent shares have been allocated to individual KESOT accounts. All 358,897 of these KESOT shares are also included in the number of shares shown as beneficially owned by Michael J. Koss (see Note (5), above). Michael J. Koss and Cheryl Mike (the Company’s Director of Human Resources) serve as Trustees of the KESOT and, as such, they share dispositive power with respect to (and are therefore each deemed under applicable SEC rules to beneficially own) all 358,897 KESOT shares.

(12)

1414 Avenue of the Americans, New York, NY 10019. The share ownership reported by Royce & Associates, LLC is based on the most recently available public information obtained by the Company from the Schedule 13G filed with the SEC by Royce & Associates, LLC on January 31, 2006.

Executive Compensation and Related Matters

Summary Compensation Table. The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal years ended June 30, 2006, 2005, and 2004 for (i) the Chief Executive Officer (“CEO”) of the Company, and (ii) each of the other five executive officers of the Company (determined as of the end of the last fiscal year) whose total annual salary and bonus exceeded $100,000 (collectively, including the CEO, the “Named Executive Officers”).

Summary Compensation Table

					Long-Term Compensation (1)
		Annual Compensation			Awards
Name and Principal Position	Fiscal Year Ended June 30	Salary	Bonus	Other Annual Compen-sation (2)	Restricted Stock Awards(3)	Securities Underlying Options/ SARs(4)	All Other Compen-sation(5)
		($)	($)	($)	($)	(#)	($)

John C. Koss	2006	$150,000	$296,732	$0	$0	0	$26,543
Chairman of the Board	2005	150,000	233,542	0	0	0	35,768
	2004	150,000	259,153	0	0	0	32,393

Michael J. Koss	2006	$255,000	$415,425	$1,055,100	$0	40,000	$39,596
Chief Executive Officer	2005	250,000	326,958	0	0	20,000	46,930
	2004	230,000	362,814	0	0	80,000	40,468

John Koss, Jr.	2006	$172,000	$188,284	$402,800	$0	20,000	$22,893
Vice President – Sales	2005	166,000	24,646	0	0	15,000	28,741
	2004	157,690	93,771	679,250	0	50,000	24,950

Sujata Sachdeva	2006	$125,000	$37,620	$430,762	$0	5,000	$17,176
Vice President – Finance	2005	120,000	27,000	0	0	5,000	16,123
	2004	100,000	44,135	0	0	20,000	11,714

Lenore E. Lillie	2006	$110,000	$27,817	$102,450	$0	5,000	$17,653
Vice President - Operations	2005	105,000	23,625	0	0	5,000	17,654
	2004	98,000	23,651	38,437	0	20,000	8,285

(1)

The above table omits information concerning Long Term Incentive Plans (“LTIPs”) (plans, other than restricted stock, stock option, or SAR plans, which provide for the payment of incentive compensation for performance expected to occur over more than one fiscal year), because the Company has no LTIPs.

(2)

This column consists of the value realized upon the exercise of stock options for the fiscal years indicated. For more information, see “Aggregate Stock Option Exercises During the Fiscal Year.” In all cases, the value of perquisites and other benefits in any fiscal year did not exceed the lesser of $50,000 or 10% of the total salary and bonus reported and, under current applicable SEC compensation disclosure rules, are not required to be included in this column.

(3)	There were no restricted stock awards granted for the fiscal years indicated, and none of the named executives holds any restricted stock.

(4)

This column consists of Incentive Stock Options granted to executive officers for the fiscal years indicated. The Incentive Stock Options granted for the 2006 fiscal year were granted on May 8, 2006. For additional information regarding stock options granted, see “Stock Options Granted For the Fiscal Year Ended June 30, 2006” and “Other Compensation Arrangements – Stock Option Plans.”

(5)

“All Other Compensation” consists of the following: (i) Company matching contributions under the Company’s 401(K) Plan for the accounts of John C. Koss ($7,000 in 2006, $7,500 in 2005, $7,500 in 2004), Michael J. Koss ($14,500 in 2006, $14,502 in 2005, $10,498 in 2004), John Koss, Jr. ($13,533 in 2006, $11,766 in 2005, $12,466 in 2004), Ms. Sachdeva ($14,136 in 2006, $13,423 in 2005, $11,047 in 2004), Ms. Lillie ($14,433 in 2006, $13,153 in 2005, $6,269 in 2004); (ii) Company contributions to the KESOT for the accounts of John C. Koss ($3,399 in 2006, $3,662 in 2005, $0 in 2004), Michael J. Koss ($3,399 in 2006, $3,662 in 2005, $0 in 2004), John Koss Jr. ($3,399 in 2006, $3,662 in 2005, $0 in 2004), Ms. Sachdeva ($2,652 in 2006, $2,580 in 2005, $0 in 2004), Ms. Lillie ($2,338 in 2006, $2,318 in 2005, $0 in 2004); (iii) premiums paid by the Company for life insurance for John C. Koss ($486 in 2006, $8,852 in 2005, $9,140 in 2004), Michael J. Koss ($1,350 in 2006, $6,168 in 2005, $12,109 in 2004), John Koss, Jr. ($540 in 2006, $6,066 in 2005, $3,587 in 2004), Ms. Sachdeva ($389 in 2006, $120 in 2005, $667 in 2004), Ms. Lillie ($881 in 2006, $2,184 in 2005, $2,016 in 2004); and (iv) car leases paid by the Company for John C. Koss ($15,658 in 2006, $15,753 in 2005, $15,753 in 2004), Michael J. Koss ($20,347 in 2006, $22,597 in 2005, $17,861 in 2004), John Koss Jr. ($5,421 in 2006, $7,246 in 2005, $8,897 in 2004).

Stock Options Granted for the Fiscal Year Ended June 30, 2006. The following table provides certain information concerning stock options granted to Named Executive Officers for the fiscal year ended June 30, 2006. The stock options granted for the fiscal year ended June 30, 2006, were granted on May 8, 2006.

		Individual Grants
		Percent of
	Securities	Total Options/
	Underlying	SARs Granted			Potential Realizable Value at Assumed
	Options/	to Employees	Exercise or		Annual Rates of Stock Price Appreciation for
	SARs Granted	in Fiscal Year	Base Price	Expiration	Option Term (1)
Name	(#)	(2)	($ per share)	Date	0% (3)	5%	10%
John C. Koss	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Michael J. Koss	40,000	50.00%	$28.80	May 8, 2011	$(104,800.00)	$184,530.89	$534,526.07
John Koss, Jr.	20,000	25.00%	$28.80	May 8, 2011	$(52,400.00)	$92,265.44	$267,263.04
Sujata Sachdeva	5,000	6.25%	$26.18	May 8, 2016	—	$82,322.22	$208,620.83
Lenore E. Lillie	5,000	6.25%	$26.18	May 8, 2016	—	$82,322.22	$208,620.83

(1)

These assumed values result from using certain rates of stock price appreciation prescribed under SEC rules and are not intended to forecast possible future appreciation in the Company’s Common Stock. The actual value of these option grants is dependent on future performance of the Common Stock and overall stock market conditions. There is no assurance that the values reflected in this table will be achieved.

(2)	The percentages set forth in this table are based on 80,000 total stock option shares granted for the fiscal year ended June 30, 2006.

(3)	The exercise price for Michael J. Koss and John Koss, Jr. is equal to 110% of the average closing price for the 5 business trading days prior to the date of grant.

Aggregate Stock Option Exercises During the Fiscal Year. The following table provides certain information about stock options exercised by the Named Executive Officers during the fiscal year ended June 30, 2006.

	Shares		Number of Securities Underlying		Value of Unexercised In-the-Money
	Acquired on	Value	Unexercised Options/SARs at Fiscal		Options/SARS at Fiscal Year End (1)
	Exercise	Realized	Year End		(dollars)
Name	(#)	(dollars)	Exercisable	Unexercisable	Exercisable	Unexercisable
John C. Koss	n/a	n/a	n/a	n/a	n/a	n/a
Michael J. Koss	105,000	$1,055,100	105,000	110,000	$2,116,600	$2,663,000
John Koss, Jr.	40,000	402,800	98,750	66,250	1,933,250	1,567,050
Sujata Sachdeva	45,500	430,762	1,000	26,000	17,380	543,290
Lenore E. Lillie	10,000	102,450	26,500	23,500	479,585	503,915

(1)

Based on the $24.83 per share market value of the Common Stock on June 30, 2006, determined with reference to the closing price of the Common Stock on that date as reported on The Nasdaq Stock Market. Options are “in-the-money” if the fair market value of the Common Stock on June 30, 2006 exceeded the exercise price.

Director Compensation. Directors who are not also employees of the Company receive an annual retainer of $10,000, plus $2,000 per director for each board meeting attended, $1,000 per director for each committee meeting attended, $2,000 per year for the audit committee chair to review statements with the audit partner, and $1,000 per year for other committee chairs for service for each remaining committee.

Other Compensation Arrangements.  The Company has certain other compensation plans and arrangements which are available to the CEO and certain of the Named Executive Officers, including the following:

•                  Supplemental Medical Care Reimbursement Plan.  Each officer of the Company is covered by a medical care reimbursement plan for all medical expenses incurred that are not covered under group health insurance up to an annual maximum of 10% of salary.

•                  Employee Stock Ownership Plan and Trust.  In December 1975, the Company adopted the KESOT, which is a form of employee benefit plan designed to invest primarily in employer securities.  The KESOT is qualified under Section 401(a) of the Internal Revenue Code.  All full-time employees with at least six months’ uninterrupted service with the Company are eligible to participate in the KESOT.  Contributions to the KESOT are allocated to the accounts of participants in proportion to the ratio that a participant’s compensation bears to total compensation of all participants.  Accounts are adjusted each year to reflect the investment experience of the trust and forfeitures from accounts of non-vested terminated participants.  All unallocated shares will be voted by the KESOT Trustees as directed by the KESOT Committee.  Michael J. Koss and Cheryl Mike currently serve as KESOT Trustees and as the members of the KESOT Committee.  Voting rights for all allocated shares are passed through to the participant for whose account such shares are allocated, and must be voted by the Trustees in accordance with the participants’ direction.  As of August 1, 2006 the KESOT held 358,897 shares of Common Stock (approximately 9.66% of the total number of shares outstanding).

•                  Retirement Agreement.  John C. Koss is eligible to receive his current base salary of $150,000 for the remainder of his life, whether he becomes disabled or not.  John C. Koss is over 70 years old and will be entitled to receive this benefit upon his retirement from the Company.  The Company has a deferred compensation liability of $400,000 recorded as of June 30, 2006 and $400,000 as of June 30, 2005 for this arrangement.

•                  Stock Option Plans.  In 1990, the Board of Directors created, and the stockholders approved, a Flexible Incentive Plan (the “Plan”).  This Plan is administered by the Compensation Committee and vests the Compensation Committee with discretionary powers to choose from a variety of incentive compensation alternatives to make annual stock-based awards to officers, key employees, and other members of the Company’s management team.

•                  Supplemental Executive Retirement Plan.  The Board of Directors has by resolution entered into a Supplemental Executive Retirement Plan with Michael J. Koss which calls for Michael J. Koss to receive annual cash compensation following his retirement from the Company (“Retirement Payments”) in an amount equal to 2% of the base salary of Michael J. Koss, multiplied by his number of years of service to the Company (for example, if Michael J. Koss had worked 25 years, then he would be entitled to receive 50% of base salary).  The base salary shall be calculated using the average base salary of Michael J. Koss during the three years preceding his retirement.  The Retirement Payments are to be paid to Michael J. Koss monthly until his death, and after his death shall continue to be paid monthly to his surviving spouse until her death.  The Company had a deferred compensation liability of $592,831 recorded as of June 30, 2006 and $561,165 as of June 30, 2005 for this arrangement.

•                  Profit Sharing Plan.  Every quarter of each fiscal year, the Company sets aside a percentage of any operating profits and distributes it to all employees (except John C. Koss, Michael J. Koss, and John Koss, Jr.) based on their hourly rate of pay.  All full-time Koss employees (except John C. Koss, Michael J. Koss, and John Koss, Jr.) are eligible for profit sharing if they have been employed for the complete fiscal quarter.  Deductions are made from profit sharing for each absence (paid sick days and unpaid days) based on the number of hours of time lost.

•                  401(k) Plan.  All full-time employees of the Company are eligible to participate in the Company’s 401(k) plan the beginning of the fiscal quarter after they have completed one full fiscal quarter.  Employees are able to defer a dollar amount up to the federal yearly maximum.  The Company, in its discretion, matches the employee dollar deferral with a dollar per dollar match, not to exceed 10% of the employees annual compensation.  The funds that are deferred and matched are immediately 100% vested to the employee’s 401(k) account.  The employees allocate their funds to a group of nine funds or they may self-direct their funds to a qualified 401(k) of their choice.

AUDIT COMMITTEE REPORT

THE REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 (TOGETHER, THE “ACTS”), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

The Audit Committee of the Board of Directors (the “Audit Committee”) is composed of three non-employee directors.  The members of the Committee are Mr. Doerr, Mr. Mattson, and Mr. Stollenwerk.  Each member of the Audit Committee is “independent” as defined in Nasdaq Marketplace Rule 4200. The Audit Committee held two meetings during the fiscal year ended June 30, 2006.

The responsibilities of the Audit Committee are set forth in its Charter, which is reviewed and amended periodically, as appropriate.  Generally, the Audit Committee reviews and monitors the Company’s financial reporting process on behalf of the Board of Directors.  The Audit Committee operates under a written charter adopted by the Board of Directors.  In fulfilling its responsibilities, the Audit Committee, among other things, monitors the integrity of the financial reporting process, systems of internal controls, and financial statements and reports of the Company; appoints, compensates, retains, and oversees the Company’s independent auditors, including reviewing the qualifications, performance and independence of the independent auditors; reviews and pre-approves all audit, attest and review services and permitted non-audit services; oversees the audit work performed by the Company’s internal accounting staff; and oversees the Company’s compliance with legal and regulatory requirements.  The Audit Committee meets twice a year with the Company’s independent accountants to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Specifically, the Audit Committee has:

(i)    reviewed and discussed the Company’s audited financial statements for the fiscal year ended June 30, 2006 with the Company’s management;

(ii)   discussed with Grant Thornton LLP (“Grant Thornton”), the Company’s independent auditors, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards);

(iii)  received the written disclosures and the letter from Grant Thornton, the Company’s independent accountants, required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees);

(iv)  discussed with Grant Thornton, the Company’s independent accountants, the independent accountants’ independence; and

(v)   recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2006 for filing with the SEC.

AUDIT COMMITTEE

Thomas L. Doerr

Lawrence S. Mattson

John J. Stollenwerk

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

THE REPORT OF THE COMPENSATION COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 (TOGETHER, THE “ACTS”), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

Under SEC rules, the Company is required to provide certain information concerning compensation provided to the Company’s Chief Executive Officer and the Named Executive Officers.  The disclosure requirements for these individuals include the use of tables and a report of the committee responsible for compensation decisions for these individuals, explaining the rationale and considerations that led to those compensation decisions.  Therefore, the Compensation Committee of the Board of Directors has prepared the following report for inclusion in this Proxy Statement:

The Compensation Committee of the Board of Directors (the “Compensation Committee”) is composed of Mr. Doerr, Mr. Mattson, and Mr. Stollenwerk.  Each member of the Compensation Committee is “independent” as defined in Nasdaq Marketplace Rule 4200.  The Compensation Committee is responsible for the review of all employee salaries in excess of $75,000 or who report directly to the Company’s Chief Executive Officer.  The Compensation Committee also reviews all bonus, commission and stock option programs.  The Compensation Committee meets as a group each spring and reviews its report with the full Board prior to the end of the fiscal year.  This system enables management to plan the following year with the benefit of the Compensation Committee’s input.

Executive Officer Compensation.

The Company employs a compensation program linked to company-wide performance and individual achievement.  All executive officers are reviewed once each year.  Raises in base salaries are made in July when necessary or when promotions are announced.  In addition, the Company has a Flexible Incentive Plan, an Employee Stock Ownership Plan and Trust, a 401(k) Plan, and a Profit Sharing Plan.  The Flexible Incentive Plan is administered by the Compensation Committee and vests the Compensation Committee with discretionary powers to choose from a variety of incentive compensation alternatives to make annual stock-based awards to officers, key employees and other members of the Company’s management team.  The Company also has a cafeteria benefits plan to provide flexibility to employees to choose their own health care and associated benefits package from an array of offerings.  The Company shares the cost of medical insurance with its employees.

The Company’s executive officers are paid base salaries commensurate with their responsibilities, after comparison with base salaries of executive officers of other light assembly or manufacturing companies taken from data in an annual national survey.  As in years past, for the year ended June 30, 2006, executive officers were eligible for annual bonuses based upon individual performance and overall Company performance and profitability.  Factors relevant to determining such bonuses included attainment of corporate revenue and earnings goals and the development of new accounts.  The Company’s Chief Executive Officer, Chairman and certain other executive officers are eligible to receive a bonus calculated as a percentage of the Company’s earnings before interest and taxes.  The Company’s Vice President-Sales is entitled to receive a bonus based upon increases in sales over the prior year, and a bonus for obtaining new accounts from a predetermined list of potential new accounts and for adding new product lines to current accounts.  The Company’s Vice President - Europe is entitled to receive a bonus based upon the Company’s sales in export markets.

Compensation of the Chief Executive Officer.

The Compensation Committee annually reviews and determines the compensation of the Company’s Chief Executive Officer, Michael J. Koss.  The Compensation Committee has reviewed all components of his compensation, including salary, bonus, equity and long-term incentive compensation.  Michael J. Koss’s compensation is based on his experience, responsibilities, historical salary levels and bonuses for himself and other executive officers of the Company, and the salaries and bonuses of Chief Executive Officers of other light assembly or manufacturing companies.  Michael J. Koss is also eligible to receive a bonus calculated as a percentage of  the Company’s earnings before interest and taxes.  He also participates in the Company’s Flexible Incentive Plan.  For the fiscal year ended June

30, 2006, Michael J. Koss’s base salary was $255,000, his bonus was $415,425, and he was granted 40,000 stock options.  Michael J. Koss’s bonus was calculated as a percentage of the Company’s earnings before interest and taxes for the year ended June 30, 2006.  The Compensation Committee finds Michael J. Koss’s total compensation in the aggregate to be reasonable and not excessive based upon individual performance and overall Company performance and profitability for the fiscal year ended June 30, 2006.

COMPENSATION COMMITTEE

Thomas L. Doerr

Lawrence S. Mattson

John J. Stollenwerk

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended June 30, 2006, Mr. Doerr, Mr. Mattson, and Mr. Stollenwerk served as members of the Compensation Committee.  None of the members of the Compensation Committee was an officer or employee of the Company or its subsidiaries or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K.  Additionally, during the fiscal year ended June 30, 2006, none of the executive officers of the Company was a member of the board of directors, or any committee thereof, of any other entity one of the executive officers of which served as a member of the Board, or any committee thereof, of the Company.

Stock Price Performance Graph

The graph and table below set forth information comparing the yearly cumulative total return on the Company’s Common Stock over the past five years with the yearly cumulative total return on (i) stocks included in The Nasdaq Stock Market (US Companies) Index, (ii) a group of peer companies (the “Peer Group”), and (iii) a line-of-business index based on the SEC Standard Industrial Classification (“SIC”) Code 3651 for household audio and video equipment companies**.  The Peer Group consists of Boston Acoustics, Inc., Digital Video Systems, Inc., and Phoenix Gold International, Inc., companies which the Company believes are similar in terms of market capitalization and business lines.  For purposes of the graph and table, it is assumed that on July 1, 2000, $100 was invested in the stock of each of (i) the Company, (ii) the companies on The Nasdaq Stock Market (US Companies) Index, (iii) the companies in the Peer Group (the return for the investment in the stock of each company in the Peer Group is weighted according to the stock market capitalization of each company as adjusted at the beginning of each fiscal year indicated on the table), and (iv) household audio and video equipment companies included in the line-of-business index based on the SEC SIC Code 3651, and assumes reinvestment of dividends.  The graph and table also assume that all dividends paid were reinvested in the stock of the issuing companies.  The stock price performance information shown in the graph and table below should not be considered indicative of future performance.

COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN

AMONG KOSS CORPORATION

NASDAQ MARKET INDEX AND SIC CODE INDEX

ASSUMES $100 INVESTED ON JULY 1, 2001

ASSUMES DIVIDEND REINVESTED

FISCAL YEAR ENDING JUNE 30, 2006

		2001	2002	2003	2004	2005	2006
	KOSS CORPORATION	100.00	117.18	133.46	155.98	130.15	200.21
	PEER GROUP INDEX	100.00	112.77	82.89	95.36	120.96	40.17
	NASDAQ MARKET INDEX	100.00	67.83	75.43	95.93	95.82	101.99
----x---	SIC CODE INDEX	100.00	78.83	52.80	74.02	71.01	88.92

** Please note that in the Proxy Statement for the fiscal year ended June 30, 2005, for this stock price performance graph, the Company selected the Peer Group for comparing the cumulative total return on the Company’s Common Stock.  However, as a result of changes in the Peer Group, the Company has decided, beginning with this Proxy Statement and going forward, to utilize a line-of-business index based on the SEC SIC Code 3651 for household audio and video equipment companies, for the purposes of comparing the cumulative total return on the Company’s Common Stock.

Related Transactions

Building Lease.  The Company leases its main plant and offices in Milwaukee, Wisconsin from its Chairman, John C. Koss.  On May 28, 2003, the lease was renewed for a period of five years, and is being accounted for as an operating lease.  The lease extension maintained the rent at a fixed rate of $380,000 per year.  At anytime during this period the Company has the option to renew the lease for an additional five years for the period commencing July 1, 2008 and ending June 30, 2013 under the same terms and conditions.  The Company believes that the lease is on terms no less favorable to the Company than those that could be obtained from an independent party.  The Company is responsible for all property maintenance, insurance, taxes and other normal expenses related to ownership.

Stock Repurchases. The Company has previously announced its intention to repurchase shares of Common Stock in the open market or in private transactions as such shares become available from time to time, because the Company believes that its stock is undervalued in the current market and that such repurchases enhance the value to stockholders.  Consistent with this policy, the Company repurchased 248,857 shares during the fiscal year ended June 30, 2006.  The Company believes that purchases of Common Stock enhance stockholder value and will continue from time to time to engage in such transactions either on the open market or in private transactions.

The Company has an agreement with its Chairman to, at the request of the executor of his estate, repurchase Company common stock from his estate in the event of his death.  The repurchase price is 95% of the fair market value of the common stock on the date that notice to repurchase is provided to the Company. The total number of shares to be repurchased shall be sufficient to provide proceeds which are the lesser of $2,500,000 or the amount of estate taxes and administrative expenses incurred by his estate.  The Company may elect to pay the purchase price in cash or may elect to pay cash equal to 25% of the total amount due and to execute a promissory note at the prime rate of interest for the balance payable over four years.  The Company maintains a $1,150,000 life insurance policy to fund a substantial portion of this obligation.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC and with The Nasdaq Stock Market reports of ownership and changes in ownership of Common Stock and other equity securities of the Company.  Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of such reports furnished to the Company or representations that no other reports were required, the Company believes that, during the 2006 fiscal year, all filing requirements applicable to its officers, directors, and greater than 10% beneficial owners were complied with.

ITEM 2.  RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The firm of Grant Thornton has acted as our independent accountants to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 2006.  Grant Thornton has served the Company as its independent accountants and independent auditors since March 16, 2004.  Representatives of Grant Thornton are expected to be present at the Meeting, and will have the opportunity to make a statement if they desire to do so.  The Grant Thornton representatives are expected to be available to respond to appropriate questions at the Meeting.

Although this appointment of Grant Thornton as independent accountants is not required to be submitted to a vote by stockholders, the Board believes it appropriate, as a matter of policy, to request that the stockholders ratify the appointment.   If stockholder ratification (by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting) is not received, the Audit Committee of the Board will reconsider the appointment.  Even if the selection of Grant Thornton is ratified, the Audit Committee of the Board may, in its discretion, appoint a different firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and its stockholders.  Unless otherwise directed, the proxy will be voted in favor of the ratification of such appointment.

Fees and Services

The following table represents fees for professional services rendered to the Company by Grant Thornton and PriceWaterhouseCoopers (“PWC”), for the fiscal years ended June 30, 2006 and 2005 respectively:

	Fiscal Year Ended
	June 30, 2006		June 30, 2005

Audit Fees	$108,920.00	(1)	$73,750.00	(6)

Audit-Related Fees	$22,880.00	(2)	$61,179.00	(7)

Tax Fees	$42,200.00	(3)	$51,348.00	(8)

All Other Fees	$16,912.00	(4)	$46,759.00	(9)

Total	$190,912.00	(5)	$233,036.00	(10)

(1)	Of this amount, $101,420.00 was attributable to Grant Thornton and $7,500.00 was attributable to PWC.
(2)	This entire amount was attributable to Grant Thornton.
(3)	This entire amount was attributable to PWC.
(4)	Of this amount, $8,512.00 was attributable to Grant Thornton and $8,400.00 was attributable to PWC.
(5)	Of this amount, $132,812.00 was attributable to Grant Thornton and $58,100.00 was attributable to PWC.
(6)	Of this amount, $66,350.00 was attributable to Grant Thornton and $7,400.00 was attributable to PWC.
(7)	Of this amount, $50,470.00 was attributable to Grant Thornton and $10,709.00 was attributable to PWC.
(8)	This entire amount was attributable to PWC.
(9)	Of this amount, $400.00 was attributable to Grant Thornton and $46,359.00 was attributable to PWC.
(10)	Of this amount, $117,220.00 was attributable to Grant Thornton and $115,816.00 was attributable to PWC.

Audit Fees.  For the fiscal years ended June 30, 2006 and 2005, the “Audit Fees” reported above were billed by Grant Thornton and PWC for professional services rendered for the audit of the Company’s annual financial statements and the review of financial statements included in the Company’s quarterly 10-Q filings, and for services normally provided by Grant Thornton and PWC in connection with statutory and regulatory filings or engagements.

Audit-Related Fees.  For the fiscal years ended June 30, 2006 and 2005, the “Audit-Related Fees” reported above were billed by Grant Thornton and PWC for assurance and related services that were reasonably related to the performance of the audit or review of the Company’s financial statements, but which were not reported as Audit Fees.

Tax Fees.  For the fiscal years ended June 30, 2006 and 2005, the “Tax Fees” reported above were billed by PWC for professional services rendered for tax compliance, tax advice, and tax planning.

All Other Fees.  For the fiscal years ended June 30, 2006 and 2005, the “All Other Fees” reported above were billed by Grant Thornton and PWC for professional services rendered for assistance not related to Audit Fees, Audit-Related Fees or Tax Fees.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has a policy requiring the pre-approval of all audit and permissible non-audit services provided by the Company’s independent auditors.  Under the policy, the Audit Committee is to specifically pre-approve before the filing of the Form 10-K Annual Report for the previous fiscal year any recurring audit and audit related services to be provided during the following fiscal year.  The Audit Committee also may generally pre-approve, up to a specified maximum amount, any nonrecurring audit and audit related services for the following fiscal year.  All pre-approved matters must be detailed as to the particular service or category of services to be provided, whether recurring or non-recurring, and reports to the Audit Committee at its next scheduled meeting.  Permissible non-audit services are to be pre-approved on a case-by-case basis.  The Audit Committee may delegate its pre-approval authority to any of its members, provided that such member reports all pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Company’s independent auditors and members of management are required to report periodically to the Audit Committee the extent of all services provided in accordance with the pre-approval policy, including the amount of fees attributable to such services.

In accordance with Section 10A of the Securities Exchange Act of 1934, as amended by Section 202 of the Sarbanes-Oxley Act of 2002, the Company is required to disclose the approval by the Audit Committee of the Board of non-audit services performed by the Company’s independent auditors.  Non-audit services are services other than those provided in connection with an audit review of the financial statements.  During the period covered by this filing, the Audit Committee approved all Audit-Related Fees, Tax Fees and All Other Fees, and the services rendered in connection with these fees, as reported in the table shown above.

The Company expects that the “Koss Family,” who own or beneficially own 75.25% of the outstanding Common Stock, will vote “for” the ratification of Grant Thornton as independent accountants for the fiscal year ending June 30, 2007.

THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE “FOR” RATIFICATION OF
GRANT THORNTON AS INDEPENDENT
ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2007.

ITEM 3.  TRANSACTION OF OTHER BUSINESS

The Board of Directors of the Company is not aware of any other matters that may come before the meeting.  If any other matters are properly presented to the meeting for action, it is the intention of the persons named as proxies in the enclosed form of proxy to vote such proxies in accordance with their best judgment on such matters.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

There are no stockholder proposals on the agenda for the Meeting.  In order to be eligible for inclusion in the Company’s proxy materials for its 2007 annual meeting, a stockholder proposal must be received by the Company no later than May 12, 2007 and must otherwise comply with the applicable rules of the SEC.  To avoid controversy over when a stockholder proposal is received, stockholder proposals should be sent by certified mail, return receipt requested, and should be addressed to the Secretary of the Company.

APPENDIX A

KOSS CORPORATION

AUDIT COMMITTEE CHARTER

MISSION STATEMENT

The Audit Committee (the “Committee”) of Koss Corporation (the “Company”) will assist the board of directors in fulfilling its oversight responsibilities.  The Committee will review the financial reporting process, the system of internal control, the audit process, and the Company’s process for monitoring compliance with laws and regulations and with the Company’s code of ethics.  In performing its duties, the committee will maintain effective working relationships with the board of directors, management, and the external auditors.  To effectively perform his or her role, each committee member will obtain an understanding of the detailed responsibilities of committee membership as well as the Company’s business, operations, and risks.

ORGANIZATION

•                  The Committee shall be comprised of three or more directors as determined by the Board.

•                  All members of the Committee shall have (in accordance with the requirements of the Nasdaq Stock Market, Inc.) a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

•                  Each Committee member shall be (as required by and defined in the rules of the Nasdaq Stock Market, Inc.) an independent director, free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the Committee.

•                  The Committee shall meet at least two times annually, or more frequently as circumstances dictate.

•                  All members of the Committee, including the Chairperson of the Committee, shall be elected by the Board at the annual organization meeting of the Board.

ROLES AND RESPONSIBILITIES

Internal Control

•                  Evaluate whether management is communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities.

•                  Focus on the extent to which external auditors review computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown.

•                  Determine whether internal control recommendations made by external auditors have been implemented by management.

FINANCIAL REPORTING

General

•                  Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements.

•                  Ask management and the external auditors about significant risks and exposures and the plans to minimize such risks.

•                  Consider the independent accountants’ judgments about the quality and appropriateness of the Company’s accounting principles and estimates as applied to its financial reporting.

Annual Financial Statements

•                  Review the annual audited financial statements and determine whether they are complete and consistent with the information known to Committee members; assess whether the financial statements reflect appropriate accounting principles.

•                  Review and discuss complex and/or unusual transactions such as restructuring charges and derivative disclosures, if any.

•                  Review an analysis prepared by management and the external auditor regarding significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements; focus on judgmental areas such as those involving valuation of assets and liabilities, including, for example, the accounting for and disclosure of obsolete or slow-moving inventory; bad debt; warranty; product, and environmental liability; litigation reserves; and other commitments and contingencies.

•                  Meet with management and the external auditors to review the financial statements and the results of the audit.

•                  Consider management’s handling of proposed audit adjustments identified by the external auditors.

•                  Review major changes to the Company’s auditing and accounting principles as suggested by the external auditor or management.

•                  Review the MD&A and other sections of the annual report before its release and consider whether the information is adequate and consistent with members’ knowledge about the company and its operations.

Interim Financial Statements

•                  Review and assess how management develops and summarizes quarterly financial information, the extent to which the external auditors review quarterly financial information, and that the review is performed on a pre-issuance basis.

•                  Consult with management and the external auditor, as appropriate, regarding matters related to the preparation of quarterly financial information.

COMPLIANCE WITH LAWS AND REGULATIONS

•                  Review the effectiveness of the system for monitoring compliance with laws and regulations, and the results of management’s investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities.

•                  Periodically obtain updates from management, general counsel, and tax director regarding compliance with applicable laws and regulations and applicable internal conflict of interest policies and procedures.

•                  Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements.

•                  Review the findings of any examinations by regulatory agencies, such as the Securities and Exchange Commission.

•                  Receive, investigate and retain complaints regarding accounting, internal accounting controls, and auditing matters, including concerns that employees have about questionable matters.

EXTERNAL AUDIT

•                  Appoint, terminate, compensate and oversee the Company’s independent external auditors in connection with their preparation or issuance of audit reports and the performance of other audit, review, attest and related services for the Company.

•                  Ensure that the Company’s external auditors are independent and that there is an absence of conflicts of interest with the Company.

•                  Meet with the external auditor prior to the audit and review the external auditors’ proposed audit scope, staffing and approach.

•                  Review any significant changes required in the external auditors’ audit plans and any difficulties or disputes with management encountered during the course of the audit.

•                  Review the experience, qualifications, and performance of the external auditors and oversee the rotation of the audit partners who have responsibility for decision-making on significant auditing, accounting and reporting matters.

•                  Receive formal written reports for the external auditor regarding the auditor’s independence, and delineating all relationships between the auditor and the company, consistent with Independence Standards Board Standard No. 1, discuss such reports with the auditor, and if so determined by the Committee recommend that the Board take appropriate action to insure the independence of the auditor.

•                  Discuss with the external auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

•                  Approve the fees to be paid to the external auditor.

•                  Pre-approve all audit, review or attest services and permissible non-audit services provided by the external auditor.

•                  Establish policies and procedures for engaging the external auditor to perform services other than audit, review and attest services to safeguard the continued independents of the external auditor.

OTHER RESPONSIBILITIES

•                  Meet at least annually with the external auditors and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately.

•                  Ensure that significant findings and recommendations made by the external auditors are received and discussed on a timely basis.

•                  Review, with the company’s counsel, any legal matters that could have a significant impact on the company’s financial statements.

•                  If necessary, institute special investigations and, if appropriate, hire special counsel, experts or outside advisors to assist.

•                  Perform other oversight functions as requested by the full Board.

•                  Maintain minutes or other records of meetings and activities of the Committee.

•                  Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•                  Review and assess the adequacy of this charter annually and submit any recommended changes to the Board for approval.

REPORTING RESPONSIBILITIES

•                  Regularly update the Board of Directors about Committee activities and make appropriate recommendations.

•                  Prepare the report required by the rules of the Securities and Exchange Commissions to be included in the Company’s annual proxy statements.

PROXY

KOSS CORPORATION

4129 North Port Washington Avenue

Milwaukee, Wisconsin 53212

2006 ANNUAL MEETING

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John C. Koss and Lawrence S. Mattson, or either of them, as Proxies, each with full power of substitution for himself, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of Koss Corporation held as of the record date and which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on October 11, 2006 and any or all adjournments thereof, with like effect as if the undersigned were personally present and voting.

Properly executed proxies received by the Company will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made, this proxy will be voted FOR the election of all nominees listed for director and FOR Proposal 2.  If any other matters properly come before the meeting, this proxy will be voted in accordance with the best judgment of the Proxies appointed.  The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

KOSS CORPORATION

October 11, 2006

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.  Election of Directors

NOMINEES:

O    John C. Koss

O    Thomas L. Doerr

O    Michael J. Koss

O    Lawrence S. Mattson

O    Theodore H. Nixon

O    John J. Stollenwerk

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTION:  To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  •

2.  PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT ACCOUNTANTS OF THE CORPORATION FOR THE FISCAL YEAR ENDING JUNE 30, 2007.

☐ FOR

☐ AGAINST

☐ ABSTAIN

3.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Signature of Stockholder	Date:

Signature of Stockholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.